MANAGED PORTFOLIO SERIES

Advantus Strategic Dividend Income Fund
(the “Fund”)

Investor Class Shares – ASDNX

Supplement dated July 31, 2015 to the
Prospectus, Summary Prospectus and Statement of Additional Information for the
Fund, each dated December 16, 2014

Effective September 28, 2015, the Fund’s Investor Class shares will be re-designated as Class A shares.  The re-designated Class A will impose a maximum 5.00% front-end sales load on purchases (as a percentage of the offering price) made on and after September 28, 2015.  No other changes will apply to the Fund’s fees and expenses table.  All existing Investor Class shareholders as of September 28, 2015 will be grandfathered and will not be subject to the front-end sales load imposed on purchases of Class A shares.

All references to “Investor Class shares” in the Fund’s Summary Prospectus, Prospectus and SAI are deleted and replaced with “Class A shares”, effective September 28, 2015.  You will receive an updated Fund Summary Prospectus in early October.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 855-824-1355.

This supplement should be retained with your Prospectus, Summary Prospectus and
Statement of Additional Information for future reference.